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                                                                    EXHIBIT 10.1


                       SIXTH AMENDMENT TO CREDIT AGREEMENT

         ENTERED into by and between CHILDREN'S COMPREHENSIVE SERVICES, INC., a Tennessee corporation (the "Borrower"), SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A., in its capacity as agent for Lenders ("Agent"), SUNTRUST BANK, successor-in-interest to SunTrust Bank, Nashville, N.A. ("STB"), and AMSOUTH BANK, successor-in-interest to First American National Bank ("AMSOUTH") (STB and AMSOUTH shall be referred to herein as "Lenders'), as of this 13 day of February, 2001.

                                    RECITALS

         1. The Borrower, the Lenders, and the Agent entered into a Credit Agreement dated as of December 1, 1998, as amended by a First Amendment to Credit Agreement dated as of December 31, 1998, a Second Amendment to Credit Agreement dated as of April 20, 1999, a Third Amendment to Credit Agreement dated as of September 27, 1999, a Fourth Amendment to Credit Agreement dated as of January 15, 2000, and a Fifth Amendment to Credit Agreement dated as of April 21, 2000 (herein collectively the "Credit Agreement").

         2. The Borrower, the Lenders, and the Agent desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Applicable Margin" as used in Section 1.1 of the Credit Agreement shall be amended and restated as follows:

            "Applicable Margin" shall mean the number of basis points per annum determined in accordance with the table set forth below based on the fiscal quarter-end ratio of Borrower's Funded Debt to EBITDA:

----------------------------------------------------------------------------------------------------------------------
                               TIER I                 TIER II                 TIER III                TIER IV

Ratio of Funded              <1.5 to 1.0         > 1.5 to 1.0 and       > 2.00 to 1.0 and         > 2.5 to 1.0
Debt to EBITDA                                   -                      -                         -
                                                   < 2.00 to 1.0           < 2.5 to 1.0
----------------------------------------------------------------------------------------------------------------------
Applicable Margin for    30 basis points per    50 basis points per      50 basis points per     75 basis points per
Facility Fee                    annum                 annum                    annum                    annum
----------------------------------------------------------------------------------------------------------------------
Applicable Margin for   175 basis points per   217.5 basis points per   265 basis points per     325 basis points per
Eurodollar Advances             annum                  annum                   annum                    annum
----------------------------------------------------------------------------------------------------------------------
Applicable Margin for    75 basis points per   117.5 basis points per   165 basis points per     225 basis points per
Base Rate Advances              annum                  annum                   annum                    annum
----------------------------------------------------------------------------------------------------------------------




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         2. The definition of "Maturity Date" as used in Section 1.1 of the
Credit Agreement shall be amended and restated as follows:

            "Maturity Date" shall mean: (a) for the Revolving Loans, the earlier of (i) April 30, 2002, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of
         Article 8, and (b) for the Term Loans, the earlier of (i) October 31, 2005, and (ii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable pursuant to the provisions of Article 8.

         3. Section 7.1(b) of the Credit Agreement is amended and restated as follows:

            (b) Fixed Charge Coverage Ratio. As calculated for the most recently concluded fiscal quarter and the immediately three (3) preceding fiscal quarters, suffer or permit as of the last day of any fiscal quarter, the ratio of (A) the sum of (1) Consolidated EBIT, plus (2) Consolidated Rental Expense, minus (3) dividends paid, to (B) the sum of (1) Consolidated Interest Expense, plus (2) Consolidated Rental Expense, plus (3) principal payments paid on the Term Loans to be less than 2.0 to 1.0.

         4. The Revolving Credit Commitments as set forth in the Credit Agreement are amended and restated as follows:

            a. SunTrust Bank - $12,500,000; and

            b. AmSouth Bank - $7,500,000.

         5. The Credit Agreement is not amended in any other respect.

         6. The Borrower reaffirms its obligations as set forth in the Credit Agreement, as amended hereby, and the Borrower agrees that its obligations thereunder are valid and binding, enforceable in accordance with its terms, subject to no defense, counterclaim, or objection.



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         ENTERED INTO as of the date first above written.


                                    BORROWER:

                                    CHILDREN'S COMPREHENSIVE
                                    SERVICES, INC.



                                    By: /s/ Donald B. Whitfield
                                        ----------------------------------------
                                    Title: Vice President Finance/CFO
                                           -------------------------------------


                                    AGENT:


                                    SUNTRUST BANK, Agent



                                    By: /s/ Stephen C. Baird
                                        ----------------------------------------
                                    Title: Corporate Banking Officer
                                           -------------------------------------


                                    LENDERS:

                                    SUNTRUST BANK



                                    By: /s/ Stephen C. Baird
                                        ----------------------------------------
                                    Title: Corporate Banking Officer
                                           -------------------------------------



                                    AMSOUTH BANK



                                    By: /s/ Allison H. Jones
                                        ----------------------------------------
                                    Title: Vice President
                                           -------------------------------------





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